UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2017

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2017, the Board of Directors (the Board) of Citigroup Inc. (Citigroup) elected S. Leslie Ireland and John C. Dugan as directors. Ms. Ireland most recently served as the Assistant Secretary for Intelligence and Analysis for the United States Department of the Treasury and the National Intelligence Manager for Threat Finance, Office of the Director of National Intelligence. Mr. Dugan is a former partner at Covington & Burling, LLP in the Financial Institutions Group and served as the Comptroller of the Currency from 2005 to 2010.

The Board determined that Ms. Ireland and Mr. Dugan are independent in accordance with the director independence standards established under Citigroup’s Corporate Governance Guidelines, which are intended to comply with the New York Stock Exchange corporate governance rules, and all other applicable laws, rules and regulations. In addition, Ms. Ireland was appointed to the Board of Directors of Citibank, N.A. and the Citigroup Operations and Technology Committee. Mr. Dugan was appointed to the Nomination, Governance and Public Affairs Committee and the Risk Management Committee.

Ms. Ireland and Mr. Dugan will receive compensation as non-employee directors in accordance with Citigroup’s non-employee director compensation practices described in “Proposal 1: Election of Directors – Directors’ Compensation” of Citigroup’s Annual Proxy Statement filed with the U.S. Securities and Exchange Commission on March 15, 2017.

There are no family relationships between either of Ms. Ireland and Mr. Dugan and any officer or other director of Citigroup. In addition, there is no disclosure required by Item 404(a) of Regulation S-K for either director. There is no arrangement or understanding between either Ms. Ireland and Mr. Dugan and any other person pursuant to which either was selected as a director. In addition, neither Ms. Ireland nor Mr. Dugan has been employed at Citigroup or any of its subsidiaries.

A copy of Citigroup’s press release relating to the elections of Ms. Ireland and Mr. Dugan as directors is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number
99.1	Citigroup’s Press Release dated October 2, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: October 3, 2017

	By:	/s/ Rohan Weerasinghe Name: Rohan Weerasinghe Title: General Counsel and Corporate Secretary